POWER OF ATTORNEY

The person executing this Power of Attorney hereby appoints Donald Salcito, Brian Harding, Christopher Ambruso and Theresa M. Mehringer, or any one of them, as his attorney-in-fact to execute and to file such post-effective amendments to the Registration Statement of the hereinafter described entity as such attorney-in-fact, or any one of them, may deem appropriate:

Registrant	Registration Number (1)

ICON Funds	1933 Act: 333-14927
1940 Act: 811-07883

(1)	References are to the Securities Act of 1933, as amended (“1933 Act”) and to the Investment Company Act of 1940, as amended (“1940 Act”).

This Power of Attorney, which shall not be affected by the disability of the undersigned, is executed and effective as of the 22 day of May, 2017.

/s/ Craig T. Callahan
Craig T. Callahan, Trustee

STATE OF	)
) ss.
COUNTY OF	)

Subscribed, sworn to and acknowledged before me this 22 day of May, 2017 by Craig T. Callahan, Trustee of the ICON Funds.

/s/ Baylee Norma Gibbons
Notary Public

My commission expires: 5/21/2019

BAYLEE NORMA GIBBONS NOTARY PUBLIC STATE OF COLORADO NOTARY ID 20154020159 MY COMMISSlON EXPIRES MAY 21, 2019

POWER OF ATTORNEY

The person executing this Power of Attorney hereby appoints Donald Salcito, Brian Harding, Christopher Ambruso and Theresa M. Mehringer, or any one of them, as his attorney-in-fact to execute and to file such post-effective amendments to the Registration Statement of the hereinafter described entity as such attorney-in-fact, or any one of them, may deem appropriate:

Registrant	Registration Number (1)

ICON Funds	1933 Act: 333-14927
1940 Act: 811-07883

(3)	References are to the Securities Act of 1933, as amended (“1933 Act”) and to the Investment Company Act of 1940, as amended (“1940 Act”).

This Power of Attorney, which shall not be affected by the disability of the undersigned, is executed and effective as of the 22nd day of May, 2017.

/s/ Glen Bergert
Glen Bergert, Trustee

STATE OF	)
) ss.
COUNTY OF	)

Subscribed, sworn to and acknowledged before me this 22 day of May, 2017 by Glen Bergert, Trustee of the ICON Funds.

/s/ Baylee Norma Gibbons
Notary Public

My commission expires: 5/21/19

BAYLEE NORMA GIBBONS NOTARY PUBLIC STATE OF COLORADO NOTARY ID 20154020159 MY COMMISSlON EXPIRES MAY 21, 2019

POWER OF ATTORNEY

The person executing this Power of Attorney hereby appoints Donald Salcito, Brian Harding, Christopher Ambruso and Theresa M. Mehringer, or any one of them, as his attorney-in-fact to execute and to file such post-effective amendments to the Registration Statement of the hereinafter described entity as such attorney-in-fact, or any one of them, may deem appropriate:

Registrant	Registration Number (1)

ICON Funds	1933 Act: 333-14927
1940 Act: 811-07883

(2)	References are to the Securities Act of 1933, as amended (“1933 Act”) and to the Investment Company Act of 1940, as amended (“1940 Act”).

This Power of Attorney, which shall not be affected by the disability of the undersigned, is executed and effective as of the 22 day of May, 2017.

/s/ Mark Manassee
Mark Manassee, Trustee

STATE OF	)
) ss.
COUNTY OF	)

Subscribed, sworn to and acknowledged before me this 22 day of May, 2017 by Mark Manassee, Trustee of the ICON Funds.

/s/ Baylee Norma Gibbons
Notary Public

My commission expires: 5/21/19

BAYLEE NORMA GIBBONS NOTARY PUBLIC STATE OF COLORADO NOTARY ID 20154020159 MY COMMISSlON EXPIRES MAY 21, 2019

POWER OF ATTORNEY

The person executing this Power of Attorney hereby appoints Donald Salcito, Brian Harding, Christopher Ambruso and Theresa M. Mehringer, or any one of them, as his attorney-in-fact to execute and to file such post-effective amendments to the Registration Statement of the hereinafter described entity as such attorney-in-fact, or any one of them, may deem appropriate:

Registrant	Registration Number (1)

ICON Funds	1933 Act: 333-14927
1940 Act: 811-07883

(4)	References are to the Securities Act of 1933, as amended (“1933 Act”) and to the Investment Company Act of 1940, as amended (“1940 Act”).

This Power of Attorney, which shall not be affected by the disability of the undersigned, is executed and effective as of the 22 day of May, 2017.

/s/ John C. Pomeroy
John C. Pomeroy, Jr., Trustee

STATE OF	)
) ss.
COUNTY OF	)

Subscribed, sworn to and acknowledged before me this 22 day of May, 2017 by John C. Pomeroy, Jr., Trustee of the ICON Funds.

/s/ Baylee Norma Gibbons
Notary Public

My commission expires: 5/21/19

BAYLEE NORMA GIBBONS NOTARY PUBLIC STATE OF COLORADO NOTARY ID 20154020159 MY COMMISSlON EXPIRES MAY 21, 2019

POWER OF ATTORNEY

The person executing this Power of Attorney hereby appoints Donald Salcito, Brian Harding, Christopher Ambruso and Theresa M. Mehringer, or any one of them, as his attorney-in-fact to execute and to file such post-effective amendments to the Registration Statement of the hereinafter described entity as such attorney-in-fact, or any one of them, may deem appropriate:

Registrant	Registration Number (1)

ICON Funds	1933 Act: 333-14927
1940 Act: 811-07883

(5)	References are to the Securities Act of 1933, as amended (“1933 Act”) and to the Investment Company Act of 1940, as amended (“1940 Act”).

This Power of Attorney, which shall not be affected by the disability of the undersigned, is executed and effective as of the 22nd day of May, 2017.

/s/ R. Michael Sentel
R. Michael Sentel, Trustee

STATE OF	)
) ss.
COUNTY OF	)

Subscribed, sworn to and acknowledged before me this 22 day of May, 2017 by R. Michael Sentel, Trustee of the ICON Funds.

/s/ Baylee Norma Gibbons
Notary Public

My commission expires: 5/21/19

BAYLEE NORMA GIBBONS NOTARY PUBLIC STATE OF COLORADO NOTARY ID 20154020159 MY COMMISSlON EXPIRES MAY 21, 2019